EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Reconciliation of the income and share data used in the basic and diluted earnings per share computations
The following is a reconciliation of the income and share data used in the basic and diluted earnings per share (EPS) computations for the years ended December 31:

In millions, except per-share amounts	2014	2013	2012
Income from continuing operations before attribution of noncontrolling interests	$7,504	$13,616	$7,768
Less: Noncontrolling interests from continuing operations	192	227	219
Net income from continuing operations (for EPS purposes)	$7,312	$13,389	$7,549
Income (loss) from discontinued operations, net of taxes	(2)	270	(58)
Citigroup's net income	$7,310	$13,659	$7,491
Less: Preferred dividends(1)	511	194	26
Net income available to common shareholders	$6,799	$13,465	$7,465
Less: Dividends and undistributed earnings allocated to employee restricted and deferred shares with nonforfeitable rights to dividends, applicable to basic EPS	111	263	164
Net income allocated to common shareholders for basic EPS	$6,688	$13,202	$7,301
Add: Interest expense, net of tax, and dividends on convertible securities and adjustment of undistributed earnings allocated to employee restricted and deferred shares with nonforfeitable rights to dividends, applicable to diluted EPS	1	1	10
Net income allocated to common shareholders for diluted EPS	$6,689	$13,203	$7,311
Weighted-average common shares outstanding applicable to basic EPS	3,031.6	3,035.8	2,930.6
Effect of dilutive securities
T-DECs(2)	—	—	84.2
Options(3)	5.1	5.3	—
Other employee plans	0.3	0.5	0.6
Convertible securities(4)	—	—	0.1
Adjusted weighted-average common shares outstanding applicable to diluted EPS	3,037.0	3,041.6	3,015.5
Basic earnings per share(5)
Income from continuing operations	$2.21	$4.26	$2.51
Discontinued operations	—	0.09	(0.02)
Net income	$2.21	$4.35	$2.49
Diluted earnings per share(5)
Income from continuing operations	$2.20	$4.25	$2.44
Discontinued operations	—	0.09	(0.02)
Net income	$2.20	$4.34	$2.42

(1)	See Note 21 to the Consolidated Financial Statements for the potential future impact of preferred stock dividends.

(2)
Pursuant to the terms of Citi’s previously outstanding Tangible Dividend Enhanced Common Stock Securities (T-DECs), on December 17, 2012, the Company delivered 96,337,772 shares of Citigroup common stock for the final settlement of the prepaid stock purchase contract. The impact of the T-DECs is fully reflected in the basic shares for 2013 and diluted shares for 2012.

(3)
During 2014, 2013 and 2012, weighted-average options to purchase 2.8 million, 4.8 million and 35.8 million shares of common stock, respectively, were outstanding but not included in the computation of earnings per share because the weighted-average exercise prices of $153.91, $101.11 and $54.23 respectively, were anti-dilutive.

(4)
Warrants issued to the U.S. Treasury as part of the Troubled Asset Relief Program (TARP) and the loss-sharing agreement (all of which were subsequently sold to the public in January 2011), with an exercise price of $178.50 and $106.10 for approximately 21.0 million and 25.5 million shares of Citigroup common stock, respectively. Both warrants were not included in the computation of earnings per share in 2014, 2013 and 2012 because they were anti-dilutive.

(5)	Due to rounding, earnings per share on continuing operations and discontinued operations may not sum to earnings per share on net income.